SUPPLEMENT DATED SEPTEMBER 4, 2003

TO

PROSPECTUSES DATED MAY 1, 2003

FOR

MFS REGATTA GOLD NY

AND

MFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Pursuant to shareholder votes, the following Funds will be liquidated effective as of the close of business on September 5, 2003:
MFS/Sun Life Series Trust Global Asset Allocation ("Global Asset Allocation ")
MFS/Sun Life Series Trust Global Telecommunications ("Global Telecommunications ")*

                   * Not available on MFS Regatta Gold NY Contracts

Effective September 5, 2003, all references to these Funds will be removed from all of the above-listed prospectuses.

For more information about these mergers, please refer to the MFS/Sun Life Series Trust prospectus and related supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.